Exhibit 99.1

2011 Morgan Keegan MLP Conference May 2011

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-wholly owned subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Please see the Appendix for reconciliations of Distributable Cash Flow and Adjusted EBITDA to net income (loss), respectively 3

MarkWest Key Investment Considerations

High-Quality, Diversified Assets

- Leading presence in five core natural gas producing regions of the U.S.
- Key long-term contracts with high-quality producers to develop the Marcellus Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation

Proven Track Record of Growth

- No incentive distribution rights, which drives a lower cost of capital
- Distributions have increased by 168% (12% CAGR) since IPO
- 12 acquisitions totaling ~$1.1 billion since IPO
- Proven ability to expand organizational capabilities

Substantial Growth Opportunities

- 2011 growth capital forecast of $650 million to $700 million (including the $230 million Langley/Ranger acquisition from EQT Corporation)
- Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin
- Long-term organic growth opportunities focused on resource plays

Strong Financial Profile

- Committed to maintaining strong financial profile
  - Debt to book capitalization of 49%
  - Debt to Adjusted EBITDA of 3.8x
  - Adjusted EBITDA to Interest Expense of 3.6x
  - Established relationships with joint venture partners, which provides capital flexibility

MARKWEST ENERGY PARTNERS, L.P. 4

Geographic Footprint



Corporate Office
Marcellus Shale
Woodford Shale
Granite Wash Formation
Haynesville Shale
Huron/Berea Shale

▲ SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 580 MMcf/d processing capacity
- Arkoma Connector Pipeline JV
- Infrastructure under construction
  - 75 MMcf/d Arapaho processing expansion

● NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 260,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Infrastructure under construction
  - 60 MMcf/d Langley processing expansion
  - Complete Ranger NGL pipeline

⬢ LIBERTY
- Marcellus Shale
- JV with The Energy & Minerals Group
- 300 MMcf/d gathering capacity
- 490 MMcf/d cryogenic processing
- Infrastructure under construction
  - 455 MMcf/d processing capacity
  - 60,000 Bbl/d fractionator
- Planned 50,000 Bbl/d Mariner East and 65,000 Bbl/d Mariner West ethane projects

■ GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. 5

Strong Distribution Growth and Unit Performance 6 * Distributions have been annualized 168% Distribution Growth since IPO in May 2002 (12% CAGR) $50.00 $0.00 $10.00 $20.00 $30.00 $40.00 Unit Price ($)

Growth Driven by Customer Satisfaction 7 Since 2006, MarkWest has Ranked #1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

Resource Play Economics 8 Source: Credit Suisse

MarkWest’s Commitment to Resource Plays 9 Net capital investments in emerging resource plays since 2006 are driving strong, long-term volume growth. Emerging Resource Plays Base Production (Conventional / Tight Sand)

Western Oklahoma Overview 10 Competitive advantages Located in prolific Anadarko Basin and the Granite Wash formation (in the Texas panhandle) Low and medium pressure service Modern, highly fuel efficient, and reliable with minimal losses Market access Interconnects to Panhandle Eastern Pipeline (PEPL), ANR Pipeline System (ANR), CEGT, & NGPL Gathering system 275 MMcf/d capacity More than 475 miles of pipe More than 50,000 hp of compression Gas processing 160 MMcf/d cryogenic gas plant 75 MMcf/d cryogenic gas plant expansion under construction with estimated in-service date in 3Q11 Highly fuel efficient NGPL PIPELINE CEGT PIPELINE ANR PIPELINE PEPL PIPELINE GAS PROCESSING PLANT Granite Wash Arapaho Plant Foss Lake

Southeast Oklahoma Overview

- **Competitive advantages**
  - Largest Woodford Shale gathering system
  - Low pressure, highly reliable, and fuel efficient
  - In excess of 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play
- **Market access**
  - Interconnects to CEGT, CPFS, Enogex, and Arkoma Connector Pipeline with 1.3 Bcf/d of takeaway capacity
  - Arkoma Connector pipeline is a 50/50 joint venture with ArcLight Capital Partners and connects to Midcontinent Express and Gulf Crossing pipelines
- **Gathering system**
  - 550 MMcf/d capacity
  - Incremental expansions ongoing
  - More than 700 miles of mostly large diameter pipe
  - More than 23 compressor stations with 85,000 HP
- **Gas processing and treating**
  - 40 MMcf/d of third-party, liquids-rich processing capacity
  - Four CO2 treating plants


McIntosh
Pittsburg
Atoka
Coal
Choctaw
Bryan
LEGEND
GAS / AMINE PLANT
COMPRESSOR STATION
CDP
COUNTY LINE
HIGHWAY
CPFS PIPELINE
CEGT PIPELINE
ARKOMA CONNECTOR PIPELINE
MEP PIPELINE
GULF CROSSING PIPELINE

MARKWEST ENERGY PARTNERS, L.P. 11

East Texas and Other Southwest Overview 12 Other Southwest 11 gathering systems 4 Intrastate gas pipelines Appleby gathering system Travis Peak Haynesville/Bossier Shale HBP 100 MMcf/d gas processing plant LEGEND NGPL CEGT East Texas Competitive advantages Located in prolific East Texas Basin Cotton Valley, Travis Peak and Pettit formations Haynesville Shale Multiple gas and NGL outlets to downstream markets Efficient low-pressure service Separate dry and liquids-rich systems Gathering system 500 MMcf/d capacity Gas processing 280 MMcf/d cryogenic gas plant

Javelina Overview 13 Competitive advantages Javelina provides critical services for six refineries in Corpus Christi, Texas All refinery off-gas is committed to Javelina under long-term contracts Excellent relationships with refinery customers Efficient off-gas processing and fractionation facility Product pipelines to critical end markets Refinery off-gas processing 140 MMcf/d cryogenic gas plant produces NGLs and residue gas NGLs are fractionated and residue gas is returned to the refiners for fuel gas Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process Fractionation 29,000 Bbl/d NGL fractionation capacity Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes Hydrogen sales Javelina delivers high quality hydrogen to several refiners Steam Methane Reformer owned and operated by Air Products and is integrated with Javelina operations

Long-term Appalachian History MarkWest is the largest gas processor and fractionator in the Appalachian Basin MarkWest operates five gas processing plants with total capacity of approximately 505 MMcf/d, including recently acquired Langley complex NGLs are transported to Siloam for fractionation, storage, and marketing Existing propane and heavier fractionation capacity of 24,000 Bbl/d Existing storage capacity of approximately 260,000 barrels Midstream infrastructure under construction 60 MMcf/d expansion of cryogenic processing capacity at Langley complex Complete Ranger NGL pipeline The Northeast provides premium NGL markets Fractionating NGLs into purity products is critical Marketing options must include truck, rail, and pipeline Storage is essential 14 MarkWest has operated vertically integrated gas processing and NGL fractionation, storage, and marketing in the Northeast for more than 20 years

MarkWest Liberty Overview Joint Venture with The Energy & Minerals Group Competitive advantages Significant first mover advantage in the prolific Marcellus Shale with key producer acreage dedications of up to 300,000 liquids-rich acres Critical gathering, processing, transportation, fractionation, marketing, and storage infrastructure Infrastructure is new and highly fuel efficient Extensive NGL marketing experience in the Northeast Market access Interconnected to Columbia Gas Transmission (CGT) and TEPPCO Products Pipeline Gathering system Approximately 300 MMcf/d gathering capacity Gas processing 490 MMcf/d cryogenic processing capacity 945 MMcf/d of cryogenic processing capacity by mid-2012 NGL fractionation 27,000 Bbl/d depropanizer (partial fractionation) Complete remaining portion of 60,000 Bbl/d fractionator by 3Q11 15

Liberty Marcellus Project Schedule

MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d



PENNSYLVANIA
Houston
Majorsville
Mobley
WEST VIRGINIA
TEPPCO PRODUCTS PIPELINE

Houston Processing Complex

Houston I, II, and III	355 MMcf/d
Propane fractionation	27,000 Bbl/day
Propane pipeline	TEPPCO deliveries
NGL Storage	1.3MM bbls
Truck loading	8 bays
Under Construction	
Complete C3+ fractionator (3Q11)	60,000 Bbl/day
Rail Loading (4Q11)	200 Rail Cars

Majorsville Processing Complex

Majorsville I	135 MMcf/d
NGL Pipeline to Houston	
Under Construction	
Majorsville II (3Q11)	135 MMcf/d

Mobley Processing Complex

Under Construction	
Mobley I (mid 2012)	120 MMcf/d
NGL Pipeline to Majorsville (mid-2012)	

New WV Processing Complex

Under Construction	
Cryogenic processing capacity (mid-2012)	200 MMcf/d
NGL Pipeline (mid-2012)	

MARKWEST ENERGY PARTNERS, L.P. 16

Houston Processing and Fractionation Complex 17

Majorsville Processing Complex 18

Tremendous Growth Opportunities 19 Utica Shale Marcellus Shale Huron Shale Siloam Langley Mobley Kenova Cobb Kermit Boldman Majorsville Houston

Mariner East

A purity-ethane project to the Gulf Coast to maximize producer economics

- MarkWest Liberty will modify its processing complexes to recover ethane
- MarkWest Liberty will construct a 45-mile liquid ethane pipeline
- Sunoco Logistics will convert its existing 250-mile, 8-inch refined products pipeline to liquid ethane service
  - The pipeline will have capacity of approximately 50,000 bbl/day
- Sunoco Logistics will construct refrigerated ethane storage facilities and load it onto refrigerated LPG carriers
  - LPG carriers will transport the ethane to Gulf Coast markets
- Mariner East would be operational in mid-2013



Sunoco 8" Pipeline
Sunoco Philadelphia Storage and Docks
Houston Fractionator
New MarkWest Liberty Houston to Delmont Pipeline

MARKWEST ENERGY PARTNERS, L.P. 20

Mariner West Processing modifications MarkWest Liberty will modify its processing complexes to recover ethane MarkWest Liberty will install de-ethanization at the Houston fractionation complex MarkWest Liberty will construct a 45-mile liquid ethane pipeline to connect to the Sunoco pipeline system Sunoco Logistics will utilize its existing pipeline network to deliver purity ethane to markets in Sarnia, Ontario, Canada The pipeline will have capacity of up to 65,000 Bbl/day Mariner West would be operational in the second half of 2012 21 A purity-ethane project to petrochem markets in Sarnia, Ontario, Canada

2011 Financial Forecast

2011 DCF forecast of $280 million to $320 million

2011 growth capital forecast of $650 million to $700 million*


Southwest
$80 to $90
Northeast
$270 to $280
Liberty
$300 to $330

Liberty

- Liquids-rich gas gas gathering system
- Houston III processing plant
- Majorsville II processing plant
- Mobley I processing plant
- New 200 MMcf/d processing facility in northern WV
- Fractionation facility
- NGL pipeline
- Railyard / truck loading facility

Northeast

- Langley III processing plant
- Completion of Ranger NGL pipeline

EQT Acquisition:

- Langley processing complex
- ~28,000 horsepower of compression
- Partially constructed Ranger NGL pipeline

Southwest

- Arapaho III processing plant
- Haynesville gathering lines
- Compressor / pipeline additions
- New well connects / trunklines
- Other expansion

* Includes the $230 million Langley/Ranger acquisition from EQT

MARKWEST ENERGY PARTNERS, L.P. 22

Capital Markets and Liquidity Update MarkWest focuses on the right timing and size of capital market activities to fund capital expenditures while consistently improving its credit metrics and maintaining a strong liquidity position During the first quarter of 2011, the Partnership completed one equity offering and two senior note offerings The proceeds were used to fund the EQT acquisition as well as the refinancing of the majority of the 2016 senior notes and a portion of the 2018 senior notes The refinancing resulted in a reduction of annual interest expense of approximately $6 million dollars and significantly extended the maturity of the Partnership’s debt, with the next maturity in 2018 Overall, the Partnership’s weighted average cost of capital has come down by more than 200 basis points in the past year, and the Partnership has funded its capital requirements well in advance of its needs 23 As of early May 2011, MarkWest had ~$550 million of available liquidity to fund growth capital

Cost of Equity Capital 24 Source: Morgan Stanley / FactSet 0% 2% 4% 6% 8% 10% 12% KMP ETP PAA HEP TLP NGLS GLP NS SXL WPZ DPM OKS BWP NKA RGNC CPNO XTEX TCLP EEP BPL CMLP SEP PNG EPB GEL EPD MWE CHKM MMP DEP WES Cost of Equity Capital Common Unit Yield IDR Load

Capital Structure ($ in millions) As of December 31, 2010 As of March 31, 2011 Cash $ 67.5 $ 73.2 Credit Facility – 139.2 8-1/2% Senior Notes due 2016 274.3 2.8 8-3/4% Senior Notes due 2018 499.1 333.8 6-3/4% Senior Notes due 2020 500.0 500.0 6-1/2% Senior Notes due 2021 – 499.0 Total Debt $ 1,273.4 $ 1,474.8 Total Equity $ 1,536.0 $ 1,546.1 Total Capitalization $ 2,809.4 $ 3,020.9 LTM Adjusted EBITDA (2) $ 333.1 $ 340.8 Total Debt / Capitalization 45% 49% Total Debt / LTM Adjusted EBITDA (3) 3.5x 3.8x Adjusted EBITDA / Interest Expense (3) 3.5x 3.6x Adjusted EBITDA is calculated in accordance with Credit Facility covenants; See Appendix for reconciliation of Adjusted EBITDA to net income (loss). Leverage ratio and interest coverage ratio are calculated in accordance with Credit Facility covenants. 25

Risk Management Program 26 2011 – 2014 Combined Hedge Percentage NOTE: Net Operating Margin is calculated as revenue less purchased product costs. Three months ended March 31, 2011 Net Operating Margin including Hedges Three months ended March 31, 2011 Net Operating Margin by Contract Type

Keys to Success Maintain stronghold in key resource plays with high-quality assets Execute growth projects that are well diversified across the asset base Provide best-of-class midstream services for our producer customers Preserve strong financial profile Deliver sustainable distribution growth 27 EXECUTE, EXECUTE, EXECUTE !!!

Appendix 28

DCF and Distribution Coverage ($ in millions) Year ended December 31, 2010 Three months ended March 31, 2011 Net (loss) income $ 31.1 $ (74.7) Depreciation, amortization, impairment, and other non-cash operating expenses 167.7 47.4 Loss on redemption of debt, net of tax benefit 42.0 39.5 Non-cash earnings from unconsolidated affiliates (1.6) 0.5 Distributions from unconsolidated affiliates 2.5 – Non-cash derivative activity 23.9 79.8 Non-cash compensation expense 7.5 1.6 Provision for income tax – deferred (4.5) (14.2) Cash adjustment for non-controlling interest of consolidated subsidiaries (30.6) (12.5) Revenue deferral adjustment – 7.9 Other 13.1 3.2 Maintenance capital expenditures, net (10.0) (2.4) Distributable cash flow (DCF) $ 241.1 $ 76.1 Total distributions declared for period $ 186.0 $ 50.4 Distribution coverage ratio (DCF / Total distributions declared) 1.30x 1.51x 29

Reconciliation of Adjusted EBITDA ($ in millions) Year ended December 31, 2009 Year ended December 31, 2010 LTM ended March 31, 2011 Net income (loss) $ (113.4) $ 31.1 $ (69.6) Non-cash compensation expense 3.9 7.5 5.2 Non-cash derivative activity 222.8 24.7 103.3 Interest expense 1 94.6 105.2 108.5 Depreciation, amortization, impairments, and other non-cash operating expenses 144.4 167.7 176.5 Loss on redemption of debt – 46.3 89.6 Provision for income tax (42.0) 3.2 (15.3) Gain on sale of unconsolidated affiliate (6.8) – – Adjustment for cash flow from unconsolidated affiliates (1.7) 1.0 1.4 Adjustment related to non-wholly owned, consolidated subsidiaries (22.6) (52.3) (57.1) Other – (1.3) (1.7) Adjusted EBITDA $ 279.2 $ 333.1 $ 340.8 (1) Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer. 30

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 31